UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 28, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 28, 2014, Cellectar Biosciences, Inc. (the “Company”) appointed Chad J. Kolean as Vice President Finance, Chief Financial Officer and Treasurer. Mr. Kolean replaces Joanne M. Protano who has served in that role since 2007 and is departing following the relocation of the Company’s executive offices to Madison, WI. Ms. Protano is expected to remain with the Company through June to assist in the transition.

Mr. Kolean, age 49, served as Chief Financial Officer of Pioneer Surgical Technology, Inc., a global manufacturer and distributor of spinal, biological and orthopedic implants, from April 2012 through September 2013. From September 2011 through March 2012 he served as Pioneer’s Chief Accounting Officer. Pioneer was acquired by RTI Biologics in July 2013. Mr. Kolean served as the Corporate Controller of TomoTherapy, Inc., a publicly traded developer and manufacturer of radiation oncology equipment from July 2010 through August 2011 (TomoTherapy having been acquired by Accuray in June 2011). From 2009 through July 2010, Mr. Kolean served as the Director of Financial Reporting for Pioneer Surgical Technology, Inc. From 2001 through 2008 he held various positions, including Director of Planning, Analysis and Reporting, Vice President and FSG Controller and Vice President of Shared Services, at Metavante Corporation, a provider of banking and payments technologies and services to financial institutions. Mr. Kolean began his career at Arthur Andersen LLP where he practiced as a certified public accountant. Mr. Kolean holds a Bachelor of Arts in Business Administration from Hope College.

Mr. Kolean will receive a base salary of $215,000 per year and was granted an option to purchase 400,000 shares of the Company’s common stock at an exercise price of $0.37 per share, vesting quarterly over three years. Mr. Kolean will also receive reimbursement of certain expenses in connection with his temporary accommodation in, and relocation to, the Madison, Wisconsin area.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 29, 2014, we issued a press release announcing the appointment of Mr. Kolean. The press release is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

On May 30, 2014, we issued a press release announcing that presentations highlighting our technology would be made at the 2014 American Society of Clinical Oncology (ASCO) Annual Meeting. The press release is furnished as Exhibit 99.2 and is incorporated by reference in this Item.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (d) Exhibits

Number	Title

99.1	Press Release dated May 29, 2014 entitled “Cellectar Biosciences Appoints Chad J. Kolean Chief Financial Officer”
99.2	Press Release dated May 30, 2014 entitled “Cellectar Biosciences Announces Presentations at 2014 American Society of Clinical Oncology (ASCO) Annual Meeting”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

99.1	Press Release dated May 29, 2014 entitled “Cellectar Biosciences Appoints Chad J. Kolean Chief Financial Officer”
99.2	Press Release dated May 30, 2014 entitled “Cellectar Biosciences Announces Presentations at 2014 American Society of Clinical Oncology (ASCO) Annual Meeting”

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